                                                                    EXHIBIT 10.3

================================================================================

                         SECURITIES PURCHASE AGREEMENT

                                  by and among

                            AT&T WIRELESS PCS INC.,

                             CASH EQUITY INVESTORS,

                            MANAGEMENT STOCKHOLDERS

                                      and

                                TRITON PCS, INC.

                          Dated as of October 8, 1997

================================================================================

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          SECURITIES PURCHASE AGREEMENT, dated as of October 8, 1997, by and among AT&T WIRELESS PCS INC., a Delaware corporation ("AT&T PCS"), the investors
                                                       --------
referred to on Schedule I (individually, an "Initial Cash Equity Investor" and,
                                             ----------------------------
collectively, the "Initial Cash Equity Investors"), the individuals listed on
                   -----------------------------
Schedule II (individually, a "Management Stockholder" and, collectively, the
                              ----------------------
"Management Stockholders") and Triton PCS, Inc., a Delaware corporation (the
 -----------------------
"Company").  AT&T PCS and the Cash Equity Investors are sometimes referred to
--------
herein, individually, as a "Purchaser" and, collectively, as the "Purchasers."
                            ---------                             ----------

          WHEREAS, AT&T PCS has been granted the PCS licenses described on
Schedule III (the "PCS Licenses");
                   ------------

          WHEREAS, the Management Stockholders organized the Company by the filing of a Certificate of Incorporation (the "Original Certificate"), and as of
                                               --------------------
the date hereof the Management Stockholders are the record and beneficial owners of all of the issued and outstanding capital stock of the Company;

          WHEREAS, the Management Stockholders have extensive experience and expertise in the wireless telecommunications industry and have organized the Company in order to construct and operate a mobile wireless telecommunications system in the territory (the "Company Territory") described on Schedule IV;
                              -----------------

          WHEREAS, each of the Purchasers wishes to purchase securities of the Company in consideration of contributions of cash and/or other property to the capital of the Company, and the Company wishes to accept such contributions and issue securities to each of the Purchasers, all on the terms and subject to the conditions herein set forth; and

          WHEREAS, the parties wish to amend and restate the Original Certificate in its entirety in order to reflect, among other things, the authorization of the securities being issued hereunder, and the parties wish to enter into certain agreements relating to the parties' rights and obligations in connection with the Company;

          NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

          "Additional Purchaser" has the meaning set forth in Section 10.6.
           --------------------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means
             -------                        -----------       ----------
the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

          "Aggregate Commitment" means, with respect to each Cash Equity
           --------------------
Investor, the amount set forth opposite its name on Schedule I under the heading "Aggregate Commitment."

          "AT&T Party" means AT&T PCS and each Affiliate of AT&T PCS that is a
           ----------
party to any of the Related Agreements.

          "AT&T PCS" has the meaning set forth in the preamble.
           --------

          "AT&T PCS Contributed Licenses" has the meaning set forth in Section
           -----------------------------
2.1.

          "AT&T PCS Retained Licenses" has the meaning set forth in Section 2.1.
           --------------------------

          "Bridge Notes" means promissory notes of Triton Communications LLC in
           ------------
favor of certain Cash Equity Investors in the aggregate principal amount of $1.5 million.

          "Cash Equity Investors" means the Initial Cash Equity Investors and,
           ---------------------
from and after the date it executes a counterpart of this Agreement in accordance with the terms of Section 10.6, any Additional Purchaser.

          "Cash Equity Investor Contributions" means the Aggregate Commitments,
           ----------------------------------
the Initial Capital Contributions and the additional cash contributions in respect of the Unfunded Commitments, in each case of the Cash Equity Investors.

          "Claim" has the meaning set forth in Section 8.6.
           -----

          "Closing" has the meaning set forth in Section 3.1.
           -------

          "Closing Date" has the meaning set forth in Section 3.1.
           ------------

          "Common Stock" has the meaning set forth in Section 2.4.
           -------------

          "Company" has the meaning set forth in the preamble.
           -------

          "Company Territory" has the meaning set forth in the third recital.
           -----------------

          "Confidential Information" means any and all information regarding the
           ------------------------
business, finances, operations, products, services and customers of the Person specified and its Affiliates, in written or oral form or in any other medium.

          "Consents" means all consents and approvals of Governmental
           --------
Authorities or other third parties necessary to authorize, approve or permit the parties hereto to consummate the Transactions and for the Company to operate its business after the Closing Date as currently contemplated.

          "Contributions" means collectively the AT&T PCS Contributed Licenses
           -------------
and the Cash Equity Investor Contributions.

          "Credit Agreement" means the agreement among the Company, the lenders
           ----------------
and the agents referred to therein, and any other parties who become lenders or agents thereunder, to be dated as of the Closing Date, to provide a credit facility having aggregate commitments of at least $425 million, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Credit Documents" means the Credit Agreement and all agreements,
           ----------------
instruments and documents executed and delivered pursuant thereto, as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof.

          "Employment Agreements" means the Employment Agreements between the
           ---------------------
Company and each of Michael E. Kalogris and Steven R. Skinner, each in substantially the form of Exhibit A, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "FCC" means the Federal Communications Commission or similar
           ---
regulatory authority established in replacement thereof.

          "FCC Law" means the Communications Act of 1934, as amended, including
           -------
as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

          "Final Order" has the meaning set forth in Section 7.1(b).
           -----------

          "Financing" has the meaning set forth in the SBIC Regulations.
           ---------

          "Governmental Authority" means a Federal, state or local court,
           ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

          "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act
           -------
of 1976, as amended, and the rules and regulations promulgated thereunder.

          "Indemnified Party" has the meaning set forth in Section 8.6.
           -----------------

          "Indemnifying Party" has the meaning set forth in Section 8.6.
           ------------------

          "Initial Cash Contribution" means, with respect to each Cash Equity
           -------------------------
Investor, the amount set forth opposite its name on Schedule I under the heading "Initial Capital Contribution."

          "Initial Cash Equity Investor" has the meaning set forth in the
           ----------------------------
preamble.

          "Law" means applicable common law and any statute, ordinance, code or
           ---
other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "License" means a license, permit, certificate of authority, waiver,
           -------
approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process, in each case issued or granted by a Governmental Authority.

          "License Transfer" has the meaning set forth in Section 3.2(a).
           ----------------

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset.

          "Losses" has the meaning set forth in Section 8.1.
           ------

          "Management Stockholder" has the meaning set forth in the preamble.
           ----------------------

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, financial condition, assets, liabilities or results of operations or prospects of the Person specified.

          "Morgan Entity" means J.P. Morgan Investment Corporation and Sixty
           -------------
Wall Street SBIC Fund, L.P.

          "Network Membership License Agreement" means the Network Membership
           ------------------------------------
License Agreement between the Company and AT&T Corp., a New York corporation, in substantially the form of Exhibit B, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "New York Courts" has the meaning set forth in Section 10.7.
           ---------------

          "Original Certificate" has the meaning set forth in the second
           --------------------
recital.

          "PCS Licenses" has the meaning set forth in the first recital.
           ------------

          "Permitted Liens" means (i) Liens arising in favor of sellers or
           ---------------
lessors for indebtedness and obligations incurred to purchase or lease fixed or capital assets, provided that such liens secure only the indebtedness and obligations created thereunder and are limited to the assets purchased or leased pursuant thereto and the proceeds thereof; (ii) mechanic's and workmen's liens, liens for taxes assessments or other governmental charges; (iii) pledges or deposits to secure obligations under workmen's compensation, unemployment insurance or social security laws or similar legislation; (iv) deposits to secure performance or payment bonds, bids, tenders, contracts, leases, franchises or public and statutory obligations required in the ordinary course of business; (v) deposits to secure surety, appeal or custom bonds required in the ordinary course of business; and (vi) statutory landlord liens, in each case to the extent incurred in accordance with the terms of Section 6.8.

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization, or other legal entity.

          "Pre-Closing Advances" has the meaning specified in Section 6.8(d).
           --------------------

          "Pre-Closing Commitment" has the meaning set forth in Section 6.8(a).
           ----------------------

          "Pre-Closing Expenditures" means expenditures of the nature and up to
           ------------------------
the amount set forth on Schedule 1.1; provided, that such expenditures shall not exceed $10 million in the aggregate and shall be for assets, properties or rights that are (x) necessary or advisable, in the good faith determination of the Company, in order to facilitate the construction of PCS systems in the Company Territory following the Closing and (y) prior to the Closing, assignable to AT&T PCS or its designee(s), free and clear of Liens (other than Permitted Liens) and without penalty or cost to effect such assignment other than penalties or costs that individually or in the aggregate are not material in amount.

          "Pre-Closing Notes" has the meaning set forth in Section 6.8(a).
           -----------------

          "Preferred Stock" means the shares of Series A Preferred Stock, Series
           ---------------
C Preferred Stock and Series D Preferred Stock being issued hereunder.

          "Purchaser" has the meaning set forth in the preamble.
           ---------

          "Regulatory Problem" means, with respect to any SBIC Holder providing
           ------------------
Financing under this Agreement, any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or any SBIC Holder reasonably believes in good faith that there is a substantial risk of such assertion) that such SBIC Holder and its Affiliates are not entitled to hold, or exercise any significant right with respect to, the Securities.

          "Related Agreements" means the Network Membership License Agreement,
           ------------------
Employment Agreements, Resale Agreement, Roaming Agreement and Stockholders Agreement.

          "Representatives" has the meaning set forth in Section 6.2(a).
           ---------------

          "Resale Agreement" means the Resale Agreement between the Company and
           ----------------
AT&T Wireless Services, Inc., a Delaware corporation, or an Affiliate thereof, in the form of Exhibit C, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Restated Bylaws" means the Amended and Restated Bylaws of the
           ---------------
Company, in substantially the form of Exhibit D, to be adopted as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company, in the form of Exhibit E, to be filed with the office of the Secretary of State of the State of Delaware on the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Roaming Agreement" means the Intercarrier Roamer Service Agreement
           -----------------
between the Company and AT&T Wireless Services, Inc., in substantially the form of Exhibit F, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "SBA" has the meaning set forth in Section 6.6(b).
           ---

          "SBA Compliance Documents" has the meaning set forth in 7.4(j).
           ------------------------

          "SBIC" means a small business investment company licensed under the
           ----
SBIC Act.

          "SBIC Act" means the Small Business Investment Company Act of 1958, as
           --------
amended.

          "SBIC Holder" means each Purchaser that is an SBIC.
           -----------

          "SBIC Regulations" means the SBIC Act and the regulations issued
           ----------------
thereunder as set forth in 13 CFR 107 and 121, as amended.

          "Section 8.2 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.2.

          "Section 8.3 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.3.

          "Section 8.4 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.4.

          "Section 8.5 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.5.

          "Securities" means the shares of Series A Preferred Stock, Series C
           ----------
Preferred Stock and Series D Preferred Stock being issued hereunder, together with any shares of Series C Preferred Stock or Common Stock issued upon conversion of any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series A Preferred Stock" has the meaning set forth in Section 2.4.
           ------------------------

          "Series C Preferred Stock" has the meaning set forth in Section 2.4.
           ------------------------

          "Series D Preferred Stock" has the meaning set forth in Section 2.4.
           ------------------------

          "Stockholders Agreement" means the Stockholders Agreement, by and
           ----------------------
among the Company, AT&T PCS, the Cash Equity Investors and the Management Stockholders, as stockholders, in substantially the form of Exhibit G, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Subsequent Offering"  has the meaning set forth in Section 10.6.
           -------------------

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "Transactions" means the transactions contemplated by this Agreement
           ------------
and the Related Agreements.

          "Transfer Taxes" has the meaning set forth in Section 3.3.
           --------------

          "Unfunded Commitment" has the meaning set forth in Section 2.2.
           -------------------


                                  ARTICLE II

                        CONTRIBUTIONS; PURCHASE AND SALE
                OF SECURITIES; CERTAIN RESTRICTIONS ON TRANSFER
                -----------------------------------------------

          1.1  AT&T PCS Contribution.  Upon the terms and subject to the
               ---------------------
conditions hereof and in reliance upon the representations, warranties and agreements herein contained: (a) AT&T PCS shall partition and disaggregate each PCS License to create, as more particularly described on Schedule 2.1, (i) Licenses (the "AT&T PCS Contributed Licenses") providing in the aggregate the
               -----------------------------
right to use 20 MHz of authorized frequencies within the entire Company Territory, and (ii) Licenses (the "AT&T PCS Retained Licenses") providing in the
                                   --------------------------
aggregate the right to use the balance of the authorized frequencies within the Company Territory and the right to use the authorized frequencies outside of the Company Territory (but within the area authorized by the PCS Licenses), and (b) at the Closing, AT&T PCS shall assign to the Company (or one or more wholly owned Subsidiaries of the Company designated by the Company) the AT&T PCS Contributed Licenses.

          1.2  Cash Equity Investor Contributions.  (a) Upon the terms and
               ----------------------------------
subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained: (i) effective upon the Closing, each Cash Equity Investor hereby irrevocably commits, severally and not jointly, to contribute to the capital of the Company an amount equal to its Aggregate Commitment and (ii) at the Closing, each Cash Equity Investor shall contribute to the capital of the Company an amount equal to its Initial Cash Contribution and the Company shall accept such contribution to the capital of the Company. Each Cash Equity Investor shall contribute to the capital of the Company an additional amount equal to the excess of its Aggregate Commitment over its Initial Cash Contribution in the amounts and on the dates specified on Schedule I (or such earlier dates as may be established in accordance with the terms of the Stockholders Agreement). The obligation of each Cash Equity Investor to make such additional cash contributions in accordance with this Section 2.2 and
Section 3.10 of the Stockholders Agreement is sometimes referred to herein as the "Unfunded Commitment." Nothing herein shall be construed to require any
     -------------------
Cash Equity Investor to make contributions in an aggregate amount in excess of its Aggregate Commitment or later than the third anniversary of the Closing Date.

          (1) Each Cash Equity Investor acknowledges and agrees that, if the Closing occurs, its obligation to make capital contributions to the Company after the Closing Date in respect of its Unfunded Commitment constitutes an irrevocable and unconditional obligation, and shall not be subject to counterclaim, set-off, deduction or defense, or to abatement, suspension, deferment, diminution or reduction for any reason whatsoever. By way of amplification, and not in limitation of the foregoing, each Cash Equity Investor further acknowledges and agrees to fulfill its obligations in respect of its Unfunded Commitment regardless of any claims it may have against any other Person (whether or not related to the Transactions) and regardless of the existence or non-existence of any facts or circumstances (whether or not such facts and circumstances existed on the date hereof or the Closing Date or were then known by it).

          1.3  Management Stockholder Contributions.  Upon the terms and subject
               ------------------------------------
to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, each Management Stockholder shall contribute to the capital of the Company the amount (if any) set forth opposite his name on Schedule II as his initial cash contribution.

          1.4  Purchase and Sale of Securities.  Upon terms and subject to the
               -------------------------------
conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, in consideration of the Contributions, the Company shall issue, sell and deliver to the Purchasers the following securities:

          (1) to AT&T PCS, (i) 732,371 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred
                                                            ------------------
Stock"), the terms of which are set forth in the Restated Certificate, which,
-----
subject to the terms thereof, are convertible on and after the eighth anniversary of the Closing Date into shares of newly issued common stock, par value $.01 per share (the "Common Stock"), of
                                                             ------------
the Company; and (ii) 366,131 shares of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), the
                                                ------------------------
terms of which are set forth in the Restated Certificate, which, subject to the terms thereof, are convertible at any time into shares of newly issued Series C Preferred Stock or shares of newly issued Common Stock (as provided in the Restated Certificate);

          (2) to each Cash Equity Investor, the number of shares set forth opposite its name on Schedule I under the heading "Number of Shares" of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), the terms of which are set forth in the Restated
 ------------------------
Certificate, which, subject to the terms thereof, are convertible at any time into shares of newly issued Common Stock (as provided in the Restated Certificate); and

          (3) to each Management Stockholder, the number of shares (if any) set forth opposite his name on Schedule II under the heading "Number of Shares" of the Series C Preferred Stock.

          1.5  Restrictive Legends.  Each certificate representing Securities
               -------------------
(including Securities originally issued hereunder or delivered upon conversion of the Preferred Stock, or delivered in substitution or exchange for any of the foregoing) will bear a legend reading substantially as follows until such Securities have been sold pursuant to an effective registration statement under the Securities Act, Rule 144 under the Securities Act, or an opinion of counsel reasonably satisfactory in form and substance to the Company and otherwise in full compliance with any other applicable restrictions on transfer, including those contained in this Agreement and the Stockholders Agreement:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR 'BLUE SKY' LAWS. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS OR EXEMPTED THEREFROM UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS."

          1.6  Use of Proceeds.  The Company shall use the net cash proceeds of
               ---------------
its sale of Securities hereunder solely for capital and other expenditures relating to the conduct of the Business (as defined in the Stockholders Agreement) by the Company and its Subsidiaries and fees and expenses incurred in connection with the Transactions.

                                  ARTICLE III

                                    CLOSING
                                    -------

          1.7  Time and Place of Closing.  Upon the terms and subject to the
               -------------------------
conditions hereof, the closing of the Transactions (the "Closing") shall take
                                                         -------
place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York at 10:00 a.m. local time on the twelfth business day following the date of receipt of the last Consent required by subsections (a) through (c) of Section 7.1, or at such other place and/or time and/or on such other date as the parties may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article VII (the "Closing Date").
                                          ------------

          1.8  Closing Actions and Deliveries.  Upon the terms and subject to
               ------------------------------
the satisfaction or waiver by the appropriate parties, if applicable, of the conditions set forth in Article VII, to effect the purchase and sale of the Securities and consummate the other Transactions, the parties shall on the Closing Date take the following actions:

          (1)  AT&T PCS Contribution.  AT&T PCS shall execute and deliver to the
               ---------------------
Company one or more instruments of assignment, substantially in the form of Exhibit N, sufficient to assign to the Company the AT&T PCS Contributed Licenses (such assignment being herein referred to as the "License Transfer").
                                                  ----------------

          (2)  Cash Equity Investor Contributions; Bridge Notes.  (i) Each Cash
               ------------------------------------------------
Equity Investor shall deliver to the Company by wire transfer of immediately available funds to the account designated by the Company on or prior to the Closing Date an amount equal to its respective Initial Cash Contribution, as set forth on Schedule I. Each Cash Equity Investor may convert the principal amount of its Pre-Closing Notes into a capital contribution, and the principal amount of Pre-Closing Notes so converted shall be credited against its Initial Cash Contribution.

               (ii) Each Cash Equity Investor that holds Bridge Notes shall on or prior to the Closing Date contribute to the capital of Triton Communications LLC all of the outstanding Bridge Notes, together with accrued interest thereon. In consideration of such contribution by such Cash Equity Investors, the Cash Equity Investors consent to the allocation of shares of Series C Preferred Stock set forth on Schedule I.

          (3)  Management Stockholder Contributions.  Each Management
               ------------------------------------
Stockholder shall deliver to the Company by wire transfer of immediately available funds to the account designated by the Company on or prior to the Closing Date an amount equal to his respective initial cash contribution as set forth on Schedule II.

          (4)  Delivery of Securities.  The Company shall  deliver (i) to AT&T
               ----------------------
PCS, certificates, duly executed by authorized signatories of the Company, representing the shares of Series A Preferred Stock and Series D Preferred Stock to be issued to AT&T PCS in accordance with Section 2.4, (ii) to each Cash Equity Investor, certificates, duly executed by authorized signatories of the Company, representing the shares of Series C Preferred Stock to be issued to each of them in accordance with the terms of Section 2.4, and (iii) to each Management Stockholder, certificates, duly executed by authorized signatories of the Company, representing the shares of Series C Preferred Stock (if any) to be issued to each of them in accordance with the terms of Section 2.4.

          (5)  Restated Certificate.  Duly authorized officers of the Company
               --------------------
shall execute the Restated Certificate and cause it to be filed with the office of the Secretary of State of the State of Delaware.

          (6)  Other Deliveries.  The parties shall execute and deliver or cause
               ----------------
to be executed and delivered all other documents, instruments, opinions and certificates contemplated by this Agreement or the Related Agreements to be delivered at the Closing or necessary and appropriate in order to consummate the Transactions contemplated to be consummated on the Closing Date.

          1.9  Payment of Transfer Taxes.  The Company shall pay or cause to be
               -------------------------
paid at the Closing or, if due thereafter, promptly when due, all gross receipts taxes, gains taxes (including, without limitation, real property gains tax or other similar taxes), transfer taxes, sales taxes, stamp taxes, and any other taxes, but excluding any Federal, State or local income taxes (collectively, "Transfer Taxes"), payable in connection with the transfer of the Contributions.
 --------------

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF PURCHASERS
                 --------------------------------------------

          Each of the Cash Equity Investors, as to itself, and AT&T PCS, as to itself and each other AT&T Party, represents and warrants to the Company and each of the other parties as follows:

          1.10 Organization, Power and Authority.  (a) Each AT&T Party is a
               ---------------------------------
corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Cash Equity Investor is a corporation, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          (1) It has the requisite power and authority to execute, deliver and perform this Agreement, each of the Related Agreements to which it is a party and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (2) It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (3) The execution and delivery of this Agreement by it and the consummation of the Transactions by it, including without limitation the execution and delivery of the Related Agreements to which it is a party, have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement or to consummate the Transactions.

          (4) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. Each of the Related Agreements to which it is a party shall be duly executed and delivered by it at the Closing and, upon such execution and delivery, shall constitute its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (5) As of the Closing Date, after giving effect to the Transactions, it is not in breach of any obligation under this Agreement or any of the Related Agreements.

          1.11 Consents; No Conflicts.  Neither the execution, delivery and
               ----------------------
performance by it of this Agreement or the Related Agreements to which it is a party nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a

Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, other than those set forth on Schedule 4.2 or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under the Related Agreements or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the License Transfer as provided for in this Agreement.

          1.12 Litigation.  There is no action, proceeding or investigation
               ----------
pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the Transactions to which it is a party or to fulfill its obligations under this Agreement or any of the Related Agreements to which it is a party, or which seeks to prevent or challenge the Transactions.

          1.13 FCC Compliance.  It complies with all eligibility rules issued by
               --------------
the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap. The fact that it owns an equity interest in the Company will not cause the Company to be ineligible under FCC rules to hold PCS licenses in general, the licenses to be held by the Company or any other FCC licenses.

          1.14 Brokers.  It has not employed any broker, finder or investment
               -------
banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          1.15 PCS Licenses.  AT&T PCS is the authorized legal holder of the PCS
               ------------
Licenses, true and correct copies of which are attached to Schedule III, free and clear of any Liens. The PCS Licenses are, and on the Closing Date each of the PCS Licenses will be, valid and in full force and effect. Except as set forth on Schedule 4.6 and for proceedings affecting the PCS or wireless communications services industry generally, there is not pending, nor to the knowledge of AT&T PCS, threatened against AT&T PCS or against the PCS Licenses, any application, action, petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, nonrenewal or suspension of, any of the PCS Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely effects the ability of the Company to employ the AT&T PCS Contributed Licenses in its business after the Closing Date. The PCS Licenses are not subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law. To the knowledge of AT&T PCS, except for matters set forth on Schedule 4.6 (as to which AT&T PCS makes no representation or warranty), AT&T PCS is not aware of any proceeding pending at the FCC on October 1, 1997 and affecting the wireless communications services industry generally which is reasonably likely to result in an outcome that, in the judgment of AT&T PCS, would very materially impair the value of the AT&T PCS Contributed Licenses.

          1.16 Capital Commitment.  Each Cash Equity Investor has, and will have
               ------------------
on the Closing Date and on any subsequent date on which it is obligated to make a capital contribution, cash available to it in an amount sufficient to make its respective Cash Equity Investor Contributions in accordance with the terms of
Section 2.2.

          1.17 No Distribution.  It is acquiring the Securities to be purchased
               ---------------
by it hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

          1.18 Investor Acknowledgments.  (a) It is an "accredited investor" as
               ------------------------
defined in Regulation D of the Securities Act. Its representatives have been provided an opportunity to ask questions of, and have received answers thereto from, the Company and its representatives regarding the terms and conditions of its purchase of Securities, and the Company and its proposed business generally, and have obtained all additional information requested by it to verify the accuracy of all information furnished to it in connection with such purchase.

          (1) It has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of purchasing the Securities it is purchasing hereunder.

          (2) It is not relying on and acknowledges that no representation is being made by any other Purchaser, the Company or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the Related Agreements, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to them of future revenues, expenses or expenditures, or future results of operations and
(y) any other information or documents delivered or made available to it or its representatives, except for representations and warranties expressly set forth in this Agreement and the Related Agreements.

          (3) In deciding to invest in the Company, it has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Related Agreements and the investigations made by itself and its representatives and its and such representatives' knowledge of the industry in which the Company proposes to operate. Based solely on such representations and warranties and such investigations and knowledge, it has determined that the Securities it is purchasing are a suitable investment for it.

                                   ARTICLE V

                       REPRESENTATIONS AND WARRANTIES OF
                  THE COMPANY AND THE MANAGEMENT STOCKHOLDERS
                  -------------------------------------------

          The Company and each Management Stockholder represent and warrant, jointly and severally, as to the Company and its Subsidiaries (except that (x) the representations and warranties as to the Company set forth in Sections 5.1(f), 5.7(b), 5.8, 5.11(b)(ii) and 5.13 are not being made by the Management Stockholders and (y) the representations and warranties as to the Company set forth in Sections 5.2 and 5.4 are being made by the Management Stockholders only as of the date hereof and not as of the Closing Date), and each Management Stockholder represents and warrants, severally and not jointly, as to itself, to the Purchasers as follows:

          1.19 Organization, Power and Authority.  (a)  Each of the Company and
               ---------------------------------
each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and proposed to be conducted. Each of the Company and each of its Subsidiaries has furnished to the Purchasers a true and correct copy of its Certificate of Incorporation and Bylaws as in effect on the date hereof and, in the case of each such Subsidiary, as of the Closing Date. As of the Closing Date, the Bylaws of the Company shall read in full as set forth in the Restated Bylaws, which shall be in full force and effect.

          (1) It has the requisite power, authority and/or legal capacity to execute, deliver and perform this Agreement, each of the Related Agreements to which it is a party and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (2) Each of the Company and each of its Subsidiaries is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on the Company or such Subsidiary or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (3) The execution and delivery of this Agreement by the Company and the consummation of the Transactions by the Company, including without limitation the execution and delivery of the Related Agreements to which it is a party, have been duly and validly authorized by the Board of Directors of the Company and, except for the filing of the Restated Certificate with the office of the Secretary of State of Delaware, no other proceedings on the part of the Company which have not been taken (including, without limitation, approval of its shareholders) are necessary to authorize this Agreement or to consummate the Transactions.

          (4) This Agreement has been duly executed and delivered by the Company and each Management Stockholder and constitutes the valid and binding obligation of the Company and such Management Stockholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. Each of the Related Agreements to which it is a party shall be duly executed and delivered by it at the Closing and, upon such execution and delivery, shall constitute the valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (5) As of the Closing, after giving effect to the Transactions, neither the Company nor any Management Stockholder is in breach of any obligation under this Agreement, any Related Agreement or any of the Credit Documents.

          1.20 Consents; No Conflicts.  Neither the execution, delivery and
               ----------------------
performance by the Company and the Management Stockholders of this Agreement and the Related Agreements to which it is a party nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of the Company's organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License, or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon the Company or any of its assets; or (c) require any Consent on the part of the Company or any Management Stockholder, other than those set forth on Schedule 5.2 or the approval of the Company's Board of Directors (which approval has been obtained), except in each case where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions, its ability to perform its obligations under the Related Agreements or the operation of the Company's business after the Closing Date. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under the Related Agreements or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the License Transfer as provided for in this Agreement.

          1.21 Litigation.  There is no action, proceeding or investigation
               ----------
pending or, to the knowledge of the Company or the Management Stockholders, threatened against the Company or any of the Management Stockholders or any of their respective properties or assets that would have an adverse effect on its ability to consummate the Transactions to which it is a party or to fulfill its obligations under this Agreement or any of the Related Agreements to which it is a party, or, in the case of the Company, to operate its business after the Closing Date, or which seeks to prevent or challenge the Transactions. There is no judgment, decree, injunction, rule or order outstanding against the Company which would limit in any material respect the ability of the Company to operate its business in the manner currently contemplated.

          1.22 FCC Compliance. It complies with all eligibility rules issued by
               --------------
the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap. The fact that each Management Stockholder owns an equity interest in the Company will not cause the Company to be ineligible under FCC rules to hold PCS licenses in general, the licenses to be held by the Company or any other FCC licenses.

          1.23 Brokers.  Neither the Company nor any of the Management
               -------
Stockholders has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          1.24 Newly Formed Company.  The Company was organized on October 1,
               --------------------
1997, and, except for assets and liabilities relating to Pre-Closing Expenditures and Pre-Closing Advances and activities undertaken in connection therewith, since its organization has at no time (i) had assets or liabilities in excess of $1,000,000 in the aggregate or (ii) carried on any activities or incurred any liabilities or obligations other than in connection with its organization and with the consummation of the Transactions.

          1.25 Capitalization.  (a) As of the date hereof and as of the Closing
               --------------
Date before giving effect to the filing of the Restated Certificate, the authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, 137,365.90 of which shares are issued and outstanding, have been validly issued and are fully paid and non-assessable. The record and beneficial owners of such shares of Common Stock as of the date hereof and as of the Closing Date, before giving effect to the Transactions, are set forth on Schedule 5.7. Each Management Stockholder owns the shares of Common Stock set forth opposite his name on Schedule 5.7, free and clear of any Liens other than the Company's repurchase rights pursuant to the Employment Agreements. There are not on the date hereof or as of the Closing Date, before giving effect to the Transactions, any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company.

          (1) As of the Closing Date, after giving effect to the filing of the Restated Certificate, the authorized capital stock of the Company will consist of 10,000,000 shares of Common Stock, 1,000,000 shares of Series A Preferred Stock, 2,000,000 shares of the Company's Series B Preferred Stock, par value $.01 per share, 2,000,000 shares of Series C Preferred Stock, and 500,000 shares of the Company's Series D Preferred Stock. As of the Closing Date, after giving effect to the Transactions, there will be issued and outstanding 196,237 shares of Common Stock, 732,371 shares of Series A Preferred Stock, no shares of such Series B Preferred Stock, 1,400,000 shares of Series C Preferred Stock and 366,131 shares of Series D Preferred Stock. The record and beneficial owners of such outstanding shares of Common Stock and Preferred Stock, as of the Closing Date, after giving effect to the Transactions, are set forth on Schedule 5.7. On the Closing Date, after giving effect to the Transactions, there will not be any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company, except the Preferred Stock.

          1.26 Shares.  The shares of Preferred Stock being issued to the
               ------
Purchasers hereunder, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate. The shares of Common Stock or Preferred Stock, as the case may be, issued upon conversion of the Preferred Stock, when issued pursuant to the terms of the Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate.

          1.27 No Undisclosed Liabilities; Subsidiaries.  As of the date hereof
               ----------------------------------------
and as of the Closing Date, before giving effect to the Transactions, the Company has no indebtedness or liability of any nature whatsoever, absolute or contingent, liquidated or unliquidated, except for liabilities consisting of Bridge Notes, Pre-Closing Advances or incurred in connection with Pre-Closing Expenditures. The Company owns all of the outstanding shares of capital stock of each of its Subsidiaries, free and clear of any Liens, except Liens granted to the lenders pursuant to the Credit Documents. Prior to the Closing Date, the Company shall furnish to each of the Purchasers a complete list of its direct and indirect Subsidiaries indicating the jurisdictions in which each such Subsidiary is organized or qualified to conduct business.

          1.28 Offering of Securities; Subsequent Offering.  (a) None of the
               -------------------------------------------
Company, any Management Stockholder or any Person acting on its behalf has offered the Securities or any similar equity securities of the Company for sale to, or solicited any offers to buy Securities or any similar equity securities of the Company from, any Person, other than the Purchasers and a limited number of other "accredited investors" (as defined in Rule 501(a) under the Securities
Act).

          (1) None of the Company, any Management Stockholder or any Person acting on its behalf will, directly or indirectly, take any action which might subject the offering, issuance or sale of the Securities to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

          (2) Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.9, each of the offering and sale of Securities under this Agreement to AT&T PCS and the Initial Cash Equity Investors and the offering and sale of Securities to the Additional Purchasers pursuant to the Subsequent Offering complies or will comply with all applicable requirements of Federal and state securities laws. The Subsequent Offering and the issuance and sale of shares of Series C Preferred Stock pursuant thereto are transactions exempt from the registration requirements of Section 5 of the Securities Act.

          (3) The offering documents, certificates, statements and other materials furnished to any Additional Purchaser by or on behalf of the Company will not contain any untrue statement of a material fact or omit a material fact necessary in order to make the statements contained therein, in light of the circumstance under which they were made, not misleading.

          1.29 Loan Documents.  (a) Prior to the date hereof, the Company has
               --------------
delivered to each of the Purchasers a true and correct copy of a commitment letter, dated October 8, 1997, from The Chase Manhattan Bank, Chase Securities Inc., J.P. Morgan & Co. Incorporated, J.P. Morgan Securities Inc., Toronto Dominion Bank and Toronto Dominion Securities USA, relating to a proposed $425 million senior secured credit facility. Such commitment letter has been executed and delivered by the financial institutions referred to above and the Company, and is in full force and effect and, as of the date hereof, such commitment letter has not been modified or withdrawn.

          (1) (i) Prior to the Closing, the Company shall have delivered to each of the Purchasers a true and correct copy of each of the Credit Documents, together with all amendments and modifications thereto. Such documents (including the exhibits and schedules thereto) shall comprise a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof and transactions related thereto, and there shall be no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof.

          (ii) As of the Closing Date, the Credit Documents shall have been duly authorized by all necessary corporate action on the part of the Company, shall have been validly executed and delivered by the Company and shall be the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. As of the Closing Date, the Credit Documents shall be in full force and effect, none of the provisions thereof shall have been waived by any party thereto, and no "Default" or "Event of Default" (as such terms are defined in the Credit Agreement) shall have occurred and be continuing.

          1.30 Minimum Build-Out Plan.  The Company's Minimum Build-Out Plan in
               ----------------------
respect of the construction of a PCS system in the Company Territory is attached as Schedule 5.12.

          1.31 Small Business Matters.  The Company, together with its
               ----------------------
"affiliates" (as that term is defined in Title 13, Code of Federal Regulations,
Section 121.103), is a "Small Business" within the meaning of the SBIC Act and the regulations thereunder, including Title 13, Code of Federal Regulations, Sections 107.50, 107.700 and 121.301(c). The information regarding the Company and its Affiliates set forth in the Small Business Administration Form 480, Form 652 and Parts A and B of Form 1031 delivered at the Closing is accurate and complete. Copies of such forms shall have been completed and executed by the Company and delivered to each Purchaser which is an SBIC at the Closing together with a written statement of the Company regarding its planned use of the proceeds from the sale of the Securities. Neither the Company nor any
Subsidiary: (i) presently engages in, and none of them shall hereafter engage in, any activities, or (ii) shall use directly or indirectly the proceeds from the sale of the Securities for any purpose, which, in either case, a SBIC is prohibited from engaging in or providing funds for by the SBIC Act and the regulations thereunder (including Title 13, Code of Federal Regulations, Section 107.720).

          1.32 No Distribution.  Each Management Stockholder is acquiring the
               ---------------
Securities to be purchased by him hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

          1.33 Investor Acknowledgments.  (a) Each Management Stockholder is an
               ------------------------
"accredited investor" as defined in Regulation D of the Securities Act. He has been provided an opportunity to ask questions of, and has received answers thereto from, the Company and its representatives regarding the terms and conditions of his purchase of Securities, and the Company and its proposed business generally, and has obtained all additional information requested by him to verify the accuracy of all information furnished to him in connection with such purchase.

          (1) Each Management Stockholder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of purchasing the Securities he is purchasing hereunder.

          (2) Each Management Stockholder is not relying on and acknowledges that no representation is being made by any other Purchaser, the Company or any of its officers, employees, Affiliates, agents or representatives, or any other Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the Related Agreements, and, in particular, he is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to him of future revenues, expenses or expenditures, or future results of operations and (y) any other information or documents delivered or made available to him, except for representations and warranties expressly set forth in this Agreement and the Related Agreements.

          (3) In deciding to invest in the Company, each Management Stockholder has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Related Agreements and the investigations made by himself and his representatives and his and such representatives' knowledge of the industry in which the Company proposes to operate. Based solely on such representations and warranties and such investigations and knowledge, he has determined that the Securities he is purchasing are a suitable investment for him.

                                  ARTICLE VI

                                   COVENANTS
                                   ---------

          1.34 Consummation of Transactions.  Each party shall use all
               ----------------------------
commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement and the Related Agreements and to consummate the Transactions, which efforts shall include, without limitation, the following:

          (1) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the Transactions to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary Consents including, without limitation, the approval of this Agreement and the Transactions by all Governmental Authorities and agencies, including the FCC and any Consents necessary or advisable in the reasonable judgment of AT&T PCS in connection with franchise laws applicable to the execution, delivery and performance of this Agreement and the Related Agreements or the consummation of the Transactions, and to make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the Transactions.

          (2) Each party shall furnish to the other parties all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by AT&T PCS or the Company or any other party in connection with the Transactions or otherwise to determine compliance with applicable FCC Rules.

          (3) Upon the request of any other party, each party shall forthwith execute and deliver, or cause to be executed and delivered, such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may reasonably be requested by such party in order to effectuate the purposes of this Agreement and the Related Agreements.

          (4) To the extent that any franchise Laws shall be applicable to the relationship between AT&T PCS (or its Affiliates) and the Company, each party shall use commercially reasonable efforts to comply with such Laws.

Nothing in this Agreement shall be construed to require the parties to consummate the Closing if any regulatory approval would require that it (i) divest or hold separate any of its assets existing as of the date hereof other than as contemplated by this Agreement and the Related Agreements or (ii) otherwise take or commit to take any action that limits its freedom of action in any material respect with respect to any of its businesses, product lines or assets.

          1.35 Confidentiality.
               ---------------

          (1) Each party shall, and shall cause each of its Affiliates, and its and their respective shareholders, members, managers, directors, officers, employees and agents (collectively, "Representatives") to, keep secret and
                                     ---------------
retain in strictest confidence any and all Confidential Information relating to any other party that it receives in connection with the negotiation or performance of this Agreement, and shall not disclose such Confidential Information, and shall cause its Representatives not to disclose such Confidential Information, to anyone except the receiving party's Affiliates and Representatives and any other Person that agrees in writing to keep in confidence all Confidential Information in accordance with the terms of this
Section 6.2. Until the Closing, each party agrees to use Confidential Information received from another party only (i) to evaluate its interest in pursuing the Transactions and (ii) to pursue such Transactions, but not for any other purpose. All Confidential Information furnished pursuant to this Agreement shall be returned promptly to the party to whom it belongs upon request by such party. Upon the Closing, the provisions of this Section 6.2 shall terminate and the obligations of the parties in respect of Confidential Information shall be governed by Section 7.12 of the Stockholders Agreement.

          (2) The obligations set forth in Section 6.2(a) shall be inoperative with respect to Confidential Information that (i) is or becomes generally available to the public other than as a result of disclosure by the receiving party or its Representatives, (ii) was available to the receiving party on a non-confidential basis prior to its disclosure to the receiving party, or (iii) becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its agents, provided that such source
                                                     --------
is not known by the receiving party to be bound by a confidentiality agreement with the providing party or the providing party's agents.

          (3) To the fullest extent permitted by law, if a party or any of its Affiliates or Representatives breaches, or threatens to commit a breach of, this
Section 6.2, the party whose Confidential Information shall be disclosed, or threatened to be disclosed, shall have the right and remedy to have this Section
6.2 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that money damages will not provide an adequate remedy to such party. Nothing in this Section 6.2 shall be construed to limit the right of any party to collect money damages in the event of breach of this Section 6.2.

          (4) Anything else in this Agreement or the Related Agreements notwithstanding, each party shall have the right to disclose any information, including Confidential Information of the other party or such other party's Affiliates, in any filing with any regulatory agency, court or other authority or any disclosure to a trustee of public debt of a party to the extent that the disclosing party determines in good faith that it is required by Law, regulation or the terms of such debt to do so, provided that any such disclosure shall be as limited in scope as possible and shall be made only after giving the other party as much notice as practicable of such required disclosure and an opportunity to contest such disclosure if possible.

          1.36 Retained Licenses.  AT&T PCS and its Affiliates may use the AT&T
               -----------------
PCS Retained Licenses, and may market and sell to their customers or others any services that use such Licenses permitted under applicable Laws, in each case as it may determine, and may otherwise deal with and permit others to deal with the AT&T PCS Retained Licenses, except from and after the Closing Date to the extent otherwise expressly agreed by any AT&T Party in any of the Related Agreements.

          1.37 No Further Commitment.  The Cash Equity Investors and the
               ---------------------
Management Stockholders have arranged for the Company to obtain financing under this Agreement and will use all reasonable efforts to arrange for financing under the Credit Agreement. It is anticipated that the Company, in consultation and cooperation with the Cash Equity Investors, will have responsibility for arranging for all of the additional debt and equity financing required by the Company. Further, the Management Stockholders, in their capacity as officers and employees of the Company, shall be responsible for conducting the day-to-day operations of the Company, all under the control and supervision of the Company's Board of Directors. In connection with the execution and delivery of this Agreement, each of the Purchasers is agreeing to acquire Securities of the Company and each of the Purchasers and certain of their respective Affiliates are agreeing to enter into the Related Agreements to which each of them is a party. The parties acknowledge and agree that, except to the extent expressly set forth in this Agreement and such Related Agreements, neither AT&T PCS nor any of its Affiliates has any legal, contractual or other obligation to acquire debt or equity securities of the Company, provide or arrange for debt or equity financing required by the Company, provide services to or otherwise assist the Company in connection with the conduct of its business or in any other manner, refrain from exercising its rights under this Agreement and the Related Agreements (including, without limitation, the right to terminate the Network Membership License Agreement in accordance with its terms) or refrain from competing, directly or indirectly, with businesses conducted by the Company. Nothing herein shall be construed to relieve any Person of its express contractual obligations under this Agreement and the Related Agreements or from any common law obligation of good faith relating to its performance of such contractual obligations.

          1.38 Use of Proceeds.  The Company shall use the proceeds of the sale
               ---------------
of Securities only for the purpose described in Section 2.6 and in the written statement referred to in Section 5.13.

          1.39 SBIC Regulatory Provisions.  (a) The Company shall notify each
               --------------------------
SBIC Holder as soon as practicable (and, in any event, not later than 15 days) prior to taking any action after which the number of record holders of the Company's voting stock would be increased from fewer than 50 to 50 or more, and the Company shall notify each SBIC Holder of any other action or occurrence after which the number of record holders of the Company's voting stock was increased (or would increase) from fewer than 50 to 50 or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

          (b) Within 75 days after the Closing, the Company shall deliver to each SBIC Holder a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the sale of Securities hereunder by the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant each SBIC Holder and the United States Small Business Administration (the "SBA")
                                                                      ---
access to the Company's records for the purpose of verifying the use of such proceeds to the extent required pursuant to SBIC Regulations.

          (c) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall deliver to each SBIC Holder a written assessment of the economic impact of each SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the revenues and profits of the business and on taxes paid by the business and its employees.

          (d) During the one-year period commencing on the Closing Date, the Company shall not engage in any activity which constitutes an ineligible business activity (within the meaning of the SBIC Regulations as in effect on the date hereof).

          1.40 Regulatory Compliance Cooperation.  In the event that any SBIC
               ---------------------------------
Holder reasonably determines that it has a Regulatory Problem, to the extent reasonably necessary, such SBIC Holder shall have the right to transfer its Securities (and any shares of Common Stock issued upon conversion thereof) to another Person without regard to any restrictions on transfer set forth in this Agreement or in Section 4.1(c) of the Stockholders Agreement and without complying with the provisions of Section 4.3 of the Stockholders Agreement, but subject to the other provisions of the Stockholders Agreement and federal and state securities law restrictions, and the Company shall take all such actions as are reasonably requested by such SBIC Holder in order to (i) effectuate and facilitate such transfer by such SBIC Holder of any Securities of the Company then held by such SBIC Holder to such Person, (ii) permit such SBIC Holder (or any of its Affiliates) to exchange all or any portion of voting Securities then held by it on a share-for-share basis for shares of a class of non-voting Securities of the Company, which non-voting Securities shall be identical in all respects to such voting Securities, except that such non-voting Securities (or Common Stock, as applicable) shall be non-voting and shall be convertible into voting Securities (or Common Stock, as applicable) on such terms as are requested by such SBIC Holder in light of regulatory considerations then prevailing, (iii) continue and preserve the respective allocation of the voting interests with respect to the Company arising out of the SBIC Holder's ownership of voting Securities and/or provided for in the Stockholders Agreement before the transfers and amendments referred to in this Section (including entering into such additional agreements as are reasonably requested by such SBIC Holder to permit any Person(s) designated by such SBIC Holder) to exercise any voting power which is relinquished by such SBIC Holder and (iv) amend this Agreement, the Restated Certificate, and any other related documents, agreements or instruments to effectuate and reflect the foregoing. The parties to this Agreement agree to vote their Securities in favor of such amendments and actions.

          1.41 Permitted Pre-Closing Expenditures.
               ----------------------------------

          (1) AT&T PCS hereby irrevocably and unconditionally commits (the "Pre-Closing Commitment") to repay Pre-Closing Advances in the aggregate amount of up to $2.5 million in accordance with the terms of Section 6.8(f). AT&T PCS may, in its sole discretion, by notice to the other parties given prior to the later of (i) the date 60 days after the date hereof, and (ii) the date five business days after the expiration of the initial 30-day public notice period in respect of the FCC transfer applications filed in connection with the Transactions, increase the amount of the Pre-Closing Commitment to $10 million.

          (2) The Cash Equity Investors hereby irrevocably and unconditionally commit, from time to time upon 6 business days' notice from the Company, to make unsecured, non-interest bearing advances ("Pre-Closing Advances") to the Company
                                           --------------------
evidenced by notes, such notes to be in form satisfactory to the majority-in-interest of the Cash Equity Investors (the "Pre-Closing Notes"), pro rata based
                                            -----------------
on their respective Aggregate Commitments, in an amount up to the aggregate amount of the Pre-Closing Commitment (as it may be increased).

          (3) Prior to the Closing, the Company shall request Pre-Closing Advances and shall use the proceeds thereof only to make Pre-Closing Expenditures. The Company shall not incur obligations (including any deferred or contingent obligations) in excess of the amounts set forth on Schedule 1.1, without regard to lease commitments.

          (4) The Company shall furnish each of the Purchasers with written monthly reports detailing any Pre-Closing Advances, Pre-Closing Expenditures and related activities.

          (5) Except to the extent Pre-Closing Notes are converted to capital at the election of the Cash Equity Investors in accordance with the second sentence of Section 3.2(b), the Company shall repay the Pre-Closing Advances (if any) on the Closing Date, concurrently with the Closing.

          (6) If this Agreement is terminated in accordance with the terms hereof prior to the Closing, AT&T PCS shall repay any Pre-Closing Advances then outstanding (up to the amount of the Pre-Closing Commitment) within five business days after the date of termination, such payment to be made against the transfer and assignment, if and to the extent requested by AT&T PCS, by the Company to AT&T PCS or its designee(s), free and clear of all Liens (other than Permitted Liens), of any asset, property or right acquired by the Company with the proceeds of such Pre-Closing Advances.

                                  ARTICLE VII

                              CLOSING CONDITIONS
                              ------------------

          1.42 Conditions to Obligations of All Parties.  The obligation of each
               ----------------------------------------
of the parties to consummate the Transactions contemplated to occur at the Closing shall be conditioned on the following, unless waived by each of the parties:

          (1) Any applicable waiting period under the HSR Act shall have expired or been terminated.

          (2) The Consent of the FCC to the License Transfer shall have been obtained pursuant to a Final Order, free of any conditions materially adverse to the Company or any of the Purchasers. For the purposes of this paragraph, "Final
                                                                           -----
Order" means an action or decision that has been granted by the FCC as to which
-----
(i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

          (3) All Consents by any Governmental Authority (other than the Consents referred to in paragraphs (a) and (b) above) required to permit the consummation of the Transactions, the failure to obtain or make which would be reasonably expected to have a Material Adverse Effect on the Company or any of the Purchasers or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements, shall have been obtained or made.

          (4) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would (i) impose material limitations on the ability of any party to consummate the Transactions or prohibit such consummation, or (ii) impair in any material respect the operation of the Company.

          1.43 Conditions to the Obligations of the Company and the Management
               ---------------------------------------------------------------
Stockholders.  The obligation of the Company and the Management Stockholders to
------------
consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions, unless waived by the Company:

          (1) The representations and warranties of each of the Purchasers contained herein and in the Related Agreements shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Sections 4.3, 4.5,
5.3 and 5.5 and the third sentence of Section 4.6 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (2) Each Purchaser shall have performed in all material respects all agreements contained herein or in the Related Agreements required to be performed by it at or before the Closing.

          (3) An officer of each of the Purchasers shall have delivered to the Company and the Management Stockholders a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to such Purchaser.

          (4) The Company shall have been furnished with an opinion of counsel to each of AT&T PCS and each Cash Equity Investor, each dated the Closing Date, in substantially the form of Exhibits H and J, respectively.

          (5) The Company shall have been furnished with an opinion of special FCC counsel to AT&T PCS, dated the Closing Date, in substantially the form of
Exhibit I.

          (6) Each of the Related Agreements shall have been executed and delivered by the parties thereto (other than the Company and the Management Stockholders) and shall be in full force and effect.

          (7) All corporate and other proceedings of each of the Purchasers in connection with the License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to the Company, and each of the Purchasers shall have delivered to the Company all such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to the Company, which the Company shall have reasonably requested.

          1.44  Conditions to the Obligations of AT&T PCS.  The obligation of
                -----------------------------------------
AT&T PCS to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions, unless waived by AT&T PCS:

          (1) The representations and warranties of each of the Company, each Cash Equity Investor and each Management Stockholder contained herein and in the Related Agreements shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Sections 4.3, 4.5, 5.3 and 5.5 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (2) Each of the Company, each Cash Equity Investor and each Management Stockholder shall have performed in all material respects all agreements contained herein and in the Related Agreements required to be performed by it at or before the Closing.

          (3) An officer of each of the Company and each Cash Equity Investor and each Management Stockholder shall have delivered to AT&T PCS a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to itself and, in the case of each Management Stockholder, the Company.

          (4) AT&T PCS shall have been furnished with an opinion of counsel to each Cash Equity Investor and the Company and the Management Stockholders, and an opinion of special FCC counsel to the Company, each dated the Closing Date, substantially in the form of Exhibits J, L and M respectively.

          (5) Each of the Related Agreements shall have been executed and delivered by the parties thereto (other than the AT&T Parties) and shall be in full force and effect.

          (6) The terms, conditions and provisions of the Credit Documents shall be satisfactory to AT&T PCS in all material respects, including without limitation provisions relating to principal amounts, rates of interest, terms of mandatory and permitted prepayments, prepayment charges (if any), fees and expenses, representations and warranties, affirmative and negative covenants, conditions to disbursements of loan funds, defaults and remedies therefor, and collateral, it being acknowledged that such terms, conditions and provisions shall be deemed to be satisfactory to AT&T PCS if they are in the aggregate at least as favorable to the Company as the terms of the commitment letter referred to in Section 5.11(a). The disbursements of loan funds contemplated by the Credit Agreement to occur on the Closing Date shall be made in accordance with the terms thereof concurrently with the Closing and AT&T PCS shall have received such evidence thereof as it may request.

          (7) Each Cash Equity Investor and each Management Stockholder shall have executed and delivered to the Company a Pledge Agreement, substantially in the form of Exhibit K.

          (8) All corporate and other proceedings of each of the Company and each Cash Equity Investor in connection with the License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to AT&T PCS, and each of the Company, each Cash Equity Investor and each Management Stockholder shall have delivered to AT&T PCS all such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to AT&T PCS, which AT&T PCS shall have reasonably requested.

          (9) On the Closing Date, counsel to AT&T PCS shall have received the legal fees and expenses required to be paid or reimbursed by the Company as provided in Section 10.4 for statements rendered on or prior to the Closing Date.

          1.45  Conditions to the Obligations of the Cash Equity Investors.  The
                ----------------------------------------------------------
obligation of each Cash Equity Investor to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions, unless waived by such Cash Equity Investor:

          (1) The representations and warranties of each of AT&T PCS, the Company, each other Cash Equity Investor and each Management Stockholder contained herein and in the Related Agreements shall be true and correct in all material respects

(except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Sections 4.3, 4.5, 5.3 and 5.5 and the third sentence of Section 4.6 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (2) Each of AT&T PCS, the Company, each other Cash Equity Investor and each Management Stockholder shall have performed in all material respects all agreements contained herein and in the Related Agreements required to be performed by it at or before the Closing.

          (3) An officer of each of AT&T PCS, the Company each other Cash Equity Investor and each Management Stockholder shall have delivered to each Cash Equity Investor a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (a) and (b) above as to itself and, in the case of each Management Stockholder, the Company.

          (4) Such Cash Equity Investor shall have been furnished with an opinion of counsel to each of AT&T PCS, each other Cash Equity Investor, and the Company and the Management Stockholders, each dated the Closing Date, in substantially the form of Exhibits H, J and L, respectively.

          (5) Each Cash Equity Investor shall have been furnished with an opinion of special FCC counsel to each of AT&T PCS and the Company dated the Closing Date, in substantially the form of Exhibits I and M, respectively.

          (6) Each of the Related Agreements shall have been executed and delivered by the parties thereto other than such Cash Equity Investor and shall be in full force and effect.

          (7) The terms, conditions and provisions of the Credit Documents shall be satisfactory to each Cash Equity Investor in all material respects, including without limitation provisions relating to principal amounts, rates of interest, terms or mandatory and permitted payment and prepayment, prepayment charges (if any), fees and expenses, representations and warranties, affirmative and negative covenants, conditions to disbursements of loan funds, defaults and remedies therefor, and collateral, it being acknowledged that such terms, conditions and provisions shall be deemed to be satisfactory to each Cash Equity Investor if they are in the aggregate at least as favorable to the Company as the terms of the commitment letter referred to in Section 5.11(a). The disbursements of loan funds contemplated by the Credit Agreement to occur on the Closing Date shall be made in accordance with the terms thereof concurrently with the Closing and each Cash Equity Investor shall have received such evidence thereof as it may request.

          (8) All corporate and other proceedings of each of AT&T PCS, each other Cash Equity Investor and the Company in connection with the License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to each Cash Equity Investor, and each of AT&T PCS, each other Cash Equity Investor, the Company and each Management Stockholder shall have delivered to each Cash Equity Investor all such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to such Cash Equity Investor, which such Cash Equity Investor shall have reasonably requested.

          (9) On the Closing Date, counsel to each Cash Equity Investor shall have received the legal fees and expenses required to be paid or reimbursed by the Company as provided in Section 10.4 for statements rendered on or prior to the Closing Date.

          (10) For each SBIC Holder, the Company shall have prepared the Size Status Declaration on Form 480, the Assurance of Compliance for Nondiscrimination on Form 652 and the Portfolio Financing Report on Form 1031 (Parts A and B) (collectively, the "SBA Compliance Documents"), the Company
                                    ------------------------
shall have duly executed and delivered the Forms 480 and 652 to each SBIC Holder, and all of the information set forth in the SBA Compliance Documents shall be true and correct in all respects. The Company shall have delivered a list, after giving effect to the transactions contemplated by this Agreement, of: (a) the name of each of the Company's directors, (b) the name and title of each of the Company's officers and (c) the name of each of the Company's stockholders and the number and class of shares held by each stockholder.

                                 ARTICLE VIII

                          SURVIVAL AND INDEMNIFICATION
                          ----------------------------

          1.46  Survival.  The representations and warranties made in this
                --------
Agreement shall survive the Closing until the second anniversary thereof and shall thereupon expire together with any right to indemnification in respect thereof (except to the extent a written notice asserting a claim for breach of any such representation or warranty and describing such claim in reasonable detail shall have been given prior to such date to the party which made such representation or warranty). The covenants and agreements contained herein to be performed or complied with prior to the Closing shall expire at the Closing. The covenants and agreements contained in this Agreement to be performed or complied with after the Closing shall survive the Closing; provided that the right to indemnification pursuant to this Article VIII in respect of a breach of a representation or warranty shall expire on the second anniversary of the Closing (except to the extent written notice asserting a claim thereunder and describing such claim in reasonable detail shall have been given prior to such date to the party from whom such indemnification is sought). After the Closing, the sole and exclusive remedy of the parties for any breach or inaccuracy of any representation or warranty contained in this Agreement, or any other claim (whether or not alleging a breach of this Agreement) that arises out of the facts and circumstances constituting such breach or inaccuracy, shall be the indemnity provided in this Article VIII.

          1.47  Indemnification by AT&T PCS.  AT&T PCS shall indemnify and hold
                ---------------------------
harmless each of the Company, each Cash Equity Investor, each Management Stockholder and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.2 Indemnified Party"), against all liabilities and
               -----------------------------
expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) (collectively, "Losses") incurred by
                                                          ------
him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.2 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of AT&T PCS contained in this Agreement or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by AT&T PCS or any of its Affiliates in the performance of their respective obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.2 Indemnified Party or its Affiliates.

          1.48  Indemnification by the Cash Equity Investors.  Each Cash Equity
                --------------------------------------------
Investor, severally and not jointly, shall indemnify and hold harmless each of AT&T PCS, the other Cash Equity Investors, the Company and each Management Stockholder and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.3 Indemnified Party"), against all Losses incurred by
               -----------------------------
him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any

Section 8.3 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such Cash Equity Investor contained in this Agreement or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such Cash Equity Investor or any of its Affiliates in the performance of their respective obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.3 Indemnified Party or its Affiliates.

          1.49  Indemnification by the Management Stockholders.  Each Management
                ----------------------------------------------
Stockholder, severally and not jointly, shall indemnify and hold harmless AT&T PCS, the Cash Equity Investors and the Company and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.4 Indemnified Party"),
                                               -----------------------------
against all Losses incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any
Section 8.4 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such Management Stockholder contained in this Agreement or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such Management Stockholder or any of his Affiliates in the performance of their respective obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.4 Indemnified Party or its Affiliates; provided that the aggregate liability of each Management Stockholder to
--------
indemnify Section 8.4 Indemnified Parties against Losses arising out of or resulting from the untruth in any material respect of any representation or warranty as to the Company made by such Management Stockholder in this Agreement or any Related Agreement shall be limited to the shares of Common Stock of the Company then held by such Management Stockholder, and Section 8.4 Indemnified Parties seeking indemnification against any Management Stockholder for such Losses hereunder shall not have recourse to any other assets of such Management Stockholder.

          1.50  Indemnification by the Company.  The Company shall indemnify and
                ------------------------------
hold harmless each of AT&T PCS, each Cash Equity Investor and each Management Stockholder and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.5 Indemnified Party"), against all Losses incurred by
               -----------------------------
him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.5 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of the Company contained in this Agreement or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by the

Company or any of its Affiliates in the performance of their respective obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.5 Indemnified Party or its Affiliates.

          1.51  Procedures.
                ----------

          (1) The terms of this Section 8.6 shall apply to any claim (a "Claim") for indemnification under the terms of Sections 8.2, 8.3, 8.4 or 8.5.
 -----
The Section 8.2 Indemnified Party, Section 8.3 Indemnified Party, Section 8.4 Indemnified Party, or Section 8.5 Indemnified Party (each, an "Indemnified
                                                               -----------
Party"), as the case may be, shall give prompt written notice of such Claim to
-----
the indemnifying party (the "Indemnifying Party") under the applicable Section,
                             ------------------
which party may assume the defense thereof, provided that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to approve any counsel selected by the Indemnifying Party and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless such settlement provides only, as to the Indemnified Party, the payment of money damages actually paid by the Indemnifying Party and a complete release of the Indemnified Party in respect of the claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this Article VIII shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Article VIII to the fullest extent permitted by law.

          (2) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

          (3) In the event that the Indemnifying Party fails to assume the defense of any Claim within ten business days after receiving written notice thereof, the Indemnified Party shall have the right, subject to the Indemnifying Party's right to assume the defense pursuant to the provisions of this Article VIII, to undertake the defense, compromise or settlement of such Claim for the account of the Indemnifying Party. Unless and until the Indemnified Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this Article VIII.

          (4) In no event shall an Indemnifying Party be required to pay in connection with any Claim for more than one firm of counsel (and local counsel) for each of the following groups of Indemnified Parties: (i) AT&T PCS, its Affiliates and their respective shareholders, members, managers, officers, employees, agents and/or the legal representatives; (ii) the Cash Equity Investors, their respective Affiliates and the shareholders, members, managers, officers, employees, agents and/or the legal represen tatives of any of them; and (iii) the Company and the Management Stockholders, their respective Affiliates and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them.

          1.52  Registration Rights. Notwithstanding anything to the contrary in
                -------------------
this Article VIII, the indemnification and contribution provisions set forth in Sections 5(e) and 5(f) of the Stockholders Agreement shall govern any claim made with respect to the registration statements filed pursuant to Section 5 of the Stockholders Agreement or sales made thereunder.

          1.53  Limit on Indemnity.  So long as the Company does not conduct any
                ------------------
business or engage in any activities other than those described in the first sentence of the definition of "Business" (as such term is defined in the Stockholders Agreement), each party waives its right to indemnification under this Article VIII or any other right to assert any claim arising from any inaccuracy in the Company's representations and warranties set forth in the first and last sentence of Section 5.13 or the violation by the Company of the covenant set forth in Section 6.6(d) to the extent such Section relates to ineligible or prohibited activities of SBICs.

                                  ARTICLE IX

                                  TERMINATION
                                  -----------

          1.54  Termination.  This Agreement may be terminated, and the
                -----------
transactions contemplated hereby abandoned, without further obligation of any party, except as set forth herein, at any time prior to the Closing Date:

          (1)   by mutual written consent of the parties;

          (2) by Cash Equity Investors with Aggregate Commitments equal to at least a majority of the Aggregate Commitments of all Cash Equity Investors, by written notice to the other parties, if the Closing shall not have occurred on or before the date 4 months after the date hereof, which written notice shall be effective only if it is given within 10 days after such 4-month anniversary date, provided that, the Cash Equity Investors may not terminate this Agreement pursuant to this Section 9.1(b) if AT&T PCS has timely given notice increasing the Pre-Closing Commitment to $10 million in accordance with the terms of the second sentence of Section 6.8(a);

          (3) by Cash Equity Investors with Aggregate Commitments equal to at least a majority of the Aggregate Commitments of all Cash Equity Investors, by written notice to the other parties, if the Closing shall not have occurred on or before the date 7 months after the date hereof, which written notice shall be effective only if it is given within 10 days after such 7-month anniversary date, provided that none of the Cash Equity Investors electing to exercise such right is in material breach of its obligations under this Agreement;

          (4) by any party by written notice to the other parties, if the Closing shall not have occurred on or before the date 10 months after the date hereof, provided that the party electing to exercise such right is not otherwise in breach of its obligations under this Agreement; or

          (5) by any party by written notice to the other parties, if the consummation of the Transactions shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

          1.55  Effect of Termination.  (a)  In the event of a termination of
                ---------------------
this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement, except as set forth in paragraph (b) below, and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

          (1)   In the event of a termination of this Agreement pursuant to
Section 9.1, all provisions of this Agreement shall terminate, except Section
6.2 and paragraphs (a) and (f) of Section 6.8 and Articles VIII and X.

          (2) Whether or not the Closing occurs, except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          1.56  Amendment and Modification.  This Agreement may be amended,
                --------------------------
modified or supplemented only by written agreement of each of the parties.

          1.57  Waiver of Compliance; Consents.  Any failure of any of the
                ------------------------------
parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirement for a waiver of compliance as set forth in this Section 10.2.

          1.58  Notices.  All notices or other communications hereunder shall be
                -------
in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

          If to AT&T PCS:

                c/o AT&T Wireless Services, Inc.
                5000 Carillon Point
                Kirkland, Washington  98033
                Attention:  William W. Hague
                Facsimile:  (206) 828-8451

          With a copy to:

                AT&T Corp.
                295 North Avenue
                Basking Ridge, NJ 07920
                Attention:  Corporate Secretary
                Facsimile:  (908)

                Friedman Kaplan & Seiler LLP
                875 Third Avenue, 8th Floor
                New York, New York  10022
                Attention:  Daniel M. Taitz
                Facsimile:  (212) 355-6401

          If to a Cash Equity Investor, to its address set forth on Schedule I.

          With a copy to:

                Mayer, Brown & Platt
                1675 Broadway
                New York, New York 10019
                Attention:  Mark S. Wojciechowski
                Facsimile:  (212) 262-1910

          If to a Management Stockholder, to him:

                c/o Triton Communications, L.L.C.
                101 Lindenwood Drive, Suite 125
                Malvern, PA  19355
                Facsimile: (610) 993-2683

          With a copy to:

                Kleinbard Bell & Brecker
                1900 Market Street, Suite 700
                Philadelphia, PA  19103
                Attention:  Howard J. Davis
                Facsimile:  (215) 568-0140

          If to the Company, to it:

                c/o Triton Communications, L.L.C.
                101 Lindenwood Drive, Suite 125
                Malvern, PA  19355
                Attention:  Michael E. Kalogris
                            Steven R. Skinner
                Facsimile:  (610) 993-2683

          With a copy to each other party sent to the addresses set forth in this Section 10.3.


          1.59  Expenses.  The Company agrees, in the event the Transactions are
                --------
consummated, to pay, and save the Purchasers harmless against, the reasonable fees and disbursements of counsel to each of the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement, the Related Agreements, the Credit Documents, the instruments and documents executed pursuant hereto or thereto or in connection herewith or therewith, and the consummation of the Transactions.

          1.60  Parties in Interest; Assignment.  This Agreement is binding upon
                -------------------------------
and is solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns. None of the Company, any Cash Equity Investor or any Management Stockholder may assign its rights and obligations hereunder without the prior written consent of each of the other parties, except either Morgan Entity may assign its rights and obligations hereunder to the other without any prior consent. AT&T PCS may not assign its rights and obligations hereunder without the prior written consent of the other parties, except that AT&T PCS shall have the right to assign to AT&T Corp., or to one or more direct or indirect wholly-owned Subsidiaries of AT&T Corp., any and all rights and obligations of AT&T PCS under this Agreement; provided that such assignee shall have assumed in writing all the obligations of AT&T PCS hereunder and no such assignment shall relieve AT&T PCS of its obligations hereunder, except that the Company shall have the right to assign its rights under this Agreement to the lenders (the "Lenders") named in the Credit Agreement, as security pursuant to the terms of the Credit Documents, it being understood that as a result of any such assignment to the Lenders, after an event of default under the Credit Agreement and the expiration of any applicable grace and cure periods thereunder, the Lenders shall have the right, on behalf of the Company, to enforce the obligation of each Cash Equity Investor to make capital contributions to the Company in the amounts and on the dates specified on Schedule I (or such earlier dates as may be established in accordance with the terms of the Stockholders Agreement) and that, in connection with any such assignment to the Lenders, the Lenders shall not assume any obligations of the Company hereunder.

          1.61  Additional Cash Equity Investors.  The Company anticipates
                --------------------------------
offering (the "Subsequent Offering") to issue and sell up to 150,000 shares of
               -------------------
Series C Preferred Stock to Fleet Equity Partners, First Union Capital Partners Inc. and Duff Ackerman Goodrich & Associates, L.P. The Subsequent Offering shall expire no later than 90 days after the date hereof. Any sale of Series C Preferred Stock shall be on the terms and subject to the conditions of this Agreement applicable to the Cash Equity Investors, as the same are modified and supplemented by the terms of this Section 10.6.

          (1) Any offeree in the Subsequent Offering may commit to purchase no less than 50,000 shares of Series C Preferred Stock by executing a counterpart of this Agreement (together with any other materials the Company may require in connection with the Subsequent Offering) and delivering the same to the Company no later than the expiration date of the Subsequent Offering. Any offeree electing to purchase shares pursuant to the Subsequent Offering is sometimes referred to herein, individually, as an "Additional Purchaser" and,
                                         --------------------
collectively, as the "Additional Purchasers".
                      ---------------------

          (2) In the event that Additional Purchasers commit to purchase shares of Series C Preferred Stock, the Aggregate Commitment, Initial Cash Contribution and Unfunded Commitment of, and the number of shares of Series C Preferred Stock to be purchased by, each of the Initial Cash Equity Investors shall be reduced pro rata (or in such other proportion as may be agreed by the Initial Cash Equity Investors) so that the Aggregate Commitment, Initial Cash Contribution and Unfunded Commitment of, and the number of shares of Series C Preferred Stock to be issued to, all Cash Equity Investors (including the Additional Purchasers) is equivalent to such amounts set forth on Schedule I.

          (3) In the event that Additional Purchasers commit to purchase shares of Series C Preferred Stock, the Company shall furnish to the Purchasers, promptly (and in any event within five days) following the expiration date of the Subsequent Offering: (i) an amended form of Schedule I, reflecting the commitments of the Additional Purchasers and the adjustments described in
Section 10.6(b), and (ii) copies of all documents executed and delivered by the Additional Purchasers in connection with such Offering. From and after the date of such delivery, all references in this Agreement to Schedule I shall be deemed to refer to such amended form of Schedule I.

          (4) At the Closing, each Additional Purchaser shall contribute to the capital of the Company an amount equal to its Initial Cash Contribution.

          1.62  Applicable Law.  This Agreement shall be governed by and
                --------------
construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State Of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for
                                                          ---------------
any litigation arising out of or relating to this Agreement and the Transactions, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

          1.63  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          1.64  Interpretation.  The article and section headings contained in
                --------------
this Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

          1.65  Entire Agreement.  This Agreement and the Related Agreements,
                ----------------
including the exhibits and schedules hereto and thereto and the certificates and instruments delivered pursuant to the terms of this Agreement and the Related

Agreements, embody the entire agreement and understanding of the parties hereto in respect of the Transactions. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the Related Agreements. This Agreement and the Related Agreements supersede all prior agreements and understandings between the parties with respect to such Transactions.

          1.66  Publicity.  So long as this Agreement is in effect, the parties
                ---------
agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the Transactions, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the Transactions without the prior consent of the other parties, except as may be required by Law. A breach of the provisions of this Section 10.11 by a party shall not give rise to any right to terminate this Agreement.

          1.67  Specific Performance.  The parties hereto agree that irreparable
                --------------------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

          1.68  Remedies Cumulative.  All rights, powers and remedies provided
                -------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          1.69  Authorized Agent of AT&T PCS.  AT&T PCS hereby authorizes
                ----------------------------
Wireless PCS, Inc. as its agent, with full power to execute, in the name of and on behalf of AT&T PCS, the Related Agreements to which AT&T PCS is a party and any and all other documents that AT&T PCS is required to execute and deliver in connection with the Closing, and to give and receive all notices, requests, consents, amendments, demands and other communications to or from AT&T PCS hereunder or thereunder. Each party hereto (other than AT&T PCS) shall be entitled to rely on the full power and authority of Wireless PCS, Inc. to act on behalf of AT&T PCS in accordance with this Section 10.14. Nothing contained in this Section 10.14 shall relieve AT&T PCS from complying with its obligations under this Agreement or any of the Related Agreements to which it is a party.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 TRITON PCS, INC.

                                 By:_________________________________
                                    Name:
                                    Title:

                                 AT&T WIRELESS PCS INC.

                                 By:_________________________________
                                    Name:
                                    Title:


                                 Cash Equity Investors:

                                 CB CAPITAL INVESTORS


                                 By:_________________________________
                                    Name:
                                    Title:


                                 J.P. MORGAN INVESTMENT CORPORATION


                                 By:_________________________________
                                    Name:
                                    Title:


                                 SIXTY WALL STREET SBIC FUND,
                                  L.P.

                                 By: Sixty Wall Street SBIC Corporation
                                 its general partner

                                 By:_________________________________


                                 PRIVATE EQUITY INVESTORS
                                 III, L.P.
                                 By: ______________, its general partner


                                 By:_________________________________
                                    Name:
                                    Title:


                                 EQUITY-LINKED INVESTORS-II
                                 By: ______________, its general partner


                                 By:_________________________________
                                    Name:
                                    Title:

                                TORONTO DOMINION CAPITAL (USA), INC.

                                 By:_________________________________
                                    Name:
                                    Title:


                                 Management Stockholders:


                                 MICHAEL E. KALOGRIS


                                 ____________________________________


                                 STEVEN R. SKINNER


                                 ____________________________________

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I    DEFINITIONS...................................................   2
             -----------

ARTICLE II   CONTRIBUTIONS; PURCHASE AND SALE OF CERTAIN
             -------------------------------------------
              RESTRICTIONS ON TRANSFER.....................................   8
              ------------------------
                2.1  AT & T PCS Contribution...............................   8
                     -----------------------
                2.2  Cash Equity Invester Contributions....................   8
                     ----------------------------------
                2.3  Management Stockholder Contributions..................   9
                     ------------------------------------
                2.4  Purchase and Sale of Securities.......................   9
                     -------------------------------
                2.5  Restrictive Legends...................................  10
                     -------------------
                2.6  Use of Proceeds.......................................  10
                     ---------------

ARTICLE III  CLOSING.......................................................  11
             -------
                3.1  Time and Place of Closing.............................  11
                     -------------------------
                3.2  Closing Actions and Deliveries........................  11
                     ------------------------------
                3.3  Payment of Transfer Taxes.............................  12
                     -------------------------

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF PURCHASERS..................  12
             --------------------------------------------
                4.1  Organization, Power and Authority.....................  12
                     ---------------------------------
                4.2  Consents; No Conflicts................................  13
                     ----------------------
                4.3  Litigation............................................  14
                     ----------
                4.4  FCC Compliance........................................  14
                     --------------
                4.5  Brokers...............................................  14
                     -------
                4.6  PCS Licenses..........................................  14
                     ------------
                4.7  Capital Commitment....................................  15
                     ------------------
                4.8  No Distribution.......................................  15
                     ---------------
                4.9  Investor Acknowledgments..............................  15
                     ------------------------

ARTICLE V    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
             -----------------------------------------------------
             MANAGEMENT STOCKHOLDERS.......................................  16
             -----------------------
                5.1  Organization, Power and Authority.....................  16
                     ---------------------------------
                5.2  Consents; No Conflicts................................  17
                     ----------------------
                5.3  Litigation............................................  18
                     ----------
                5.4  FCC Compliance........................................  18
                     --------------
                5.5  Brokers...............................................  18
                     -------
                5.6  Newly Formed Company..................................  18
                     --------------------
                5.7  Capitalization........................................  18
                     --------------
                5.8  Shares................................................  19
                     ------
                5.9  No Undisclosed Liabilities; Subsidiaries..............  19
                     ----------------------------------------
                5.10 Offering of Securities; Subsequent Offering...........  20
                     -------------------------------------------
                5.11 Loan Documents........................................  20
                     --------------
                5.12 Minimum Build-Out Plan................................  21
                     ----------------------

                5.13  Small Business Matters................................21
                      ----------------------
                5.14  No Distribution.......................................21
                      ---------------
                5.15  Investor Acknowledgments..............................21
                      ------------------------

ARTICLE VI   COVENANTS......................................................22
             ---------
                6.1   Consummation of Transactions..........................22
                      ----------------------------
                6.2   Confidentiality.......................................23
                      ---------------
                6.3   Retained Licenses.....................................24
                      -----------------
                6.4   No Further Commitment.................................24
                      ---------------------
                6.5   Use of Proceeds.......................................25
                      ---------------
                6.6   SBIC Regulatory Provisions............................25
                      --------------------------
                6.7   Regulatory Compliance Cooperation.....................26
                      ---------------------------------
                6.8   Permitted Pre-Closing Expenditures....................26
                      ----------------------------------

ARTICLE VII  CLOSING CONDITIONS.............................................28
             ------------------

                7.1   Conditions to Obligations of All Parties..............28
                      ----------------------------------------
                7.2   Conditions to the Obligations of the Company and the
                      ----------------------------------------------------
                        Management Stockholders.............................28
                        -----------------------
                7.3   Conditions to the Obligations of AT&T PCS.............30
                      -----------------------------------------
                7.4   Conditions to the Obligations of
                      --------------------------------
                        the Cash Equity Investors...........................31
                        -------------------------

ARTICLE VIII SURVIVAL AND INDEMNIFICATION...................................33
             ----------------------------
                8.1   Survival..............................................33
                      --------
                8.2   Indemnification by AT&T PCS...........................34
                      ---------------------------
                8.3   Indemnification by the Cash Equity Investors..........34
                      --------------------------------------------
                8.4   Indemnification by the Management Stockholders........34
                      ----------------------------------------------
                8.5   Indemnification By the Company........................35
                      ------------------------------
                8.6   Procedures............................................35
                      ----------
                8.7   Registration Rights...................................36
                      -------------------
                8.8   Limit on Indemnity....................................37
                      ------------------

ARTICLE IX   TERMINATION................................................... 37
             -----------

                9.1   Termination...........................................37
                      -----------
                9.2   Effect of Termination.................................38
                      ---------------------

ARTICLE X    MISCELLANEOUS PROVISIONS.......................................38
             ------------------------

                10.1  Amendment and Modification............................38
                      --------------------------
                10.2  Waiver of Compliance; Consents........................38
                      ------------------------------
                10.3  Notices...............................................38
                      -------
                10.4  Expenses..............................................40
                      --------
                10.5  Parties in Interest; Assignment.......................40
                      -------------------------------
                10.6  Additional Cash Equity Investors......................41
                      --------------------------------
                10.7  Applicable Law........................................42
                      --------------
                10.8  Counterparts..........................................42
                      ------------

                10.9   Interpretation.......................................42
                       --------------
                10.10  Entire Agreement.....................................42
                       ----------------
                10.11  Publicity............................................42
                       ---------
                10.12  Specific Performance.................................43
                       --------------------
                10.13  Remedies Cumulative..................................43
                       -------------------
                10.14  Authorized Agent of AT&T PCS.........................43
                       ----------------------------

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
Schedules

Schedule I     -   Cash Equity Investors and Commitments
Schedule II    -   Management Stockholders
Schedule III   -   PCS Licenses
Schedule IV    -   Company Territory

Schedule 1.1   -   Pre-Closing Expenditures
Schedule 2.1   -   Description of AT&T PCS Contributed and Retained Licenses
Schedule 4.2   -   Purchaser Consents
Schedule 4.6   -   AT&T PCS FCC Proceedings
Schedule 5.2   -   Company and Management Stockholder Consents
Schedule 5.7   -   Equity Ownership
Schedule 5.12  -   Minimum Build-Out Plan

Exhibits

Exhibit A          -   Form of Employment Agreement
Exhibit B          -   Form of Network Membership License Agreement
Exhibit C          -   Form of Resale Agreement
Exhibit D          -   Form of Restated Bylaws
Exhibit E          -   Form of Restated Certificate
Exhibit F          -   Form of Roaming Agreement
Exhibit G          -   Form of Stockholders Agreement
Exhibit H          -   Form of Opinion of Counsel to AT&T PCS
Exhibit I          -   Form of Opinion of FCC Counsel to AT&T PCS
Exhibit J          -   Form of Opinion of Counsel to Cash
                       Equity Investors
Exhibit K          -   Form of Pledge Agreement
Exhibit L          -   Form of Opinion of Counsel to the Company and the
                       Management Stockholders
Exhibit M          -   Form of Opinion of FCC Counsel to the Company
Exhibit N          -   Form of Assignment


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